Exhibit 10.2
                                                              September 18, 2006

To the Board of Directors of
Zingerang, Inc. (the "Company"):

Gentlemen:

The undersigned (the Subscriber") hereby subscribes to purchase FORTY MILLION (40,000,000) shares of Zingerang, Inc.'s common stock (the "Founders Shares") at a price of $0.00025 per share, representing a total purchase price of $ 10,000.

As a purchaser of Founders Shares offered to founders, the Subscriber understands that, the Company intends to offer additional shares of common stock in one or more private offerings (the "Private Offerings"). After the completion of the Private Offerings, the Company has agreed to file with the Securities and Exchange Commission ("SEC") an SB-2 registration statement (the "Registration Statement") to register certain shares of common stock described in its Private Offerings and to exercise its reasonable best efforts to cause the Registration Statement to become effective. The Company has also agreed to request a broker-dealer to file with the National Association of Securities Dealers, Inc. (the "NASD") to secure the listing or quotation of its Common Stock on the Over the Counter Bulletin Board market maintained by the NASD.

As an inducement to the purchasers of the Private Offerings and to NASD market makers to establish a public market for the common stock, the undersigned hereby agrees that from the date hereof and until two (2) years after the Registration Statement is declared effective by the SEC (the "Lock-up Term"), the Subscriber will not sell or offer to sell any unregistered shares of the Company's common stock which the Subscriber owns as may be permitted pursuant to Rule 144 promulgated under the Securities Act of 1933, as amended (the "Securities Act").

Any shares of common stock acquired by the undersigned in the Private Offerings and included in the Registration Statement will not be subject to the lock-up provisions of this Agreement.

Once the Lock-up Term has expired, the Subscriber will be entitled to piggyback registration rights. If the Company proposes to file a registration statement under the Securities Act with respect to an offering for its own account of any class of its equity securities (other than a registration statement on Form S-8 (or any successor form) or any other registration statement relating solely to employee benefit plans or filed in connection with an exchange offer, a transaction to which Rule 145 (or any successor provision) under the Securities Act applies or an offering of securities solely to the Company's existing shareholders), then the Company shall in each case give written notice of such proposed filing to the Subscriber as soon as practicable (but no later than 20 business days) before the anticipated filing date, and such notice shall offer the Subscriber the opportunity to register such number of Founders Shares the Subscriber may request. The Subscriber shall so advise the Company in writing

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within 10  business  days  after the date on which  the  Company's  notice is so given, setting forth the number of Founders Shares for which registration is requested. If the Company's offering is to be an underwritten offering, the Company shall use its reasonable best efforts to cause the managing underwriter or underwriters to permit the Subscriber to include the requested number of Founders Shares in such offering on the same terms and conditions as any similar securities of the Company included therein. Once the registration statement is declared effective by the SEC, the Subscriber will not sell or distribute more than 25% of Subscriber's Founders Shares included in the registration every ninety (90) days.

In furtherance of the foregoing, the Company and its transfer agent and registrar are hereby authorized to decline to remove restrictive legends from any share certificates held by the undersigned if such removal would constitute a violation or breach of this Agreement.

This agreement shall be binding on the Subscriber and the successors, heirs, personal representatives and assigns of the Subscriber.

/s/Jonathan Lei
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Signature

ROAMING MESSENGER INC.
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Name of Subscriber (printed)

50 CASTILIAN DR. SUITE A
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Street Address

GOLETA          CA       93117
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City           State     Zip

30-0050402
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Tax I.D. Number

(805) 683-7626
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Telephone

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Email

This Subscription Agreement is agreed to and accepted as of September 18, 2006.

                                    ZINGERANG, INC.

                                    By: /s/Derek McLeish
                                    ____________________________________
                                    Name:  Derek McLeish
                                    Title: Chief Executive Officer




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